UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 MARCH 14, 1997
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                                 PROXYMED, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


        FLORIDA                         0-22052               65-0202059
        -------                         -------               ----------
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)          Identification No.)


2501 DAVIE ROAD, SUITE 230, FT. LAUDERDALE, FLORIDA          33317-7424
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     (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code (954) 473-1001


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (a) The audited financial statements required by Item 7(a) of Clinical MicroSystems, Inc. as of and for the years ended December 31, 1996 and 1995 are included as exhibits to this Form 8-K/A.

       (b) The pro forma financial information required by Item 7(b) are included as exhibits to this Form 8-K/A. Such pro forma financial information has been derived from the audited financial statements of ProxyMed, Inc. and Clinical MicroSystems, Inc. as of December 31, 1996 and for the year then ended.

       (c) The following exhibits are included herein:

              Exhibit 1 - Audited Financial Statements for Clinical MicroSystems, Inc. as of and for the years ended December 31, 1996 and 1995.

              Exhibit 2 - Pro Forma Combined Balance Sheets of ProxyMed, Inc. and Clinical MicroSystems, Inc. as of December 31, 1996.

              Exhibit 3 - Pro Forma Combined Statements of Operations of ProxyMed, Inc. and Clinical MicroSystems, Inc. for the year ended December 31, 1996.

              Exhibit 4 - Pro Forma Adjusting Entries at December 31, 1996.


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



                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               PROXYMED, INC.



Date  APRIL 21, 1997                           /S/ BENNETT MARKS
      --------------                           -----------------
                                               Bennett Marks, Executive Vice
                                               President - Finance and Chief
                                               Financial Officer

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


                               INDEX TO EXHIBITS

EXHIBIT
NUMBER              DESCRIPTION
-------             -----------

1 Audited Financial Statements for Clinical MicroSystems, Inc. as of and for the years ended December 31, 1996 and 1995.

2 Pro Forma Combined Balance Sheets of ProxyMed, Inc. and Clinical MicroSystems, Inc. as of December 31, 1996.

3 Pro Forma Combined Statements of Operations of ProxyMed, Inc. and Clinical MicroSystems, Inc. for the year ended December 31, 1996.

4         Pro Forma Adjusting Entries at December 31, 1996.